MAJORITY WRITTEN CONSENT
                                  of the
                               STOCKHOLDERS
                                    of
                         MANNATECH, INCORPORATED,
                            a Texas corporation

                             October 20, 1999

          Pursuant to Sections 2.23(C) and 9.10(A)(1) of the Texas Business Corporation Act and Article Eleven of the Amended and Restated Articles of Incorporation of Mannatech, Incorporated, a Texas corporation (the "Corporation"), the undersigned, being the holders of a majority of the common stock of the Corporation, do hereby adopt the following resolutions as of the date first above written:


AMENDMENT OF BYLAWS - BOARD OF DIRECTORS
----------------------------------------

          RESOLVED that Article III, Section 1 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "POWER; NUMBER; TERM OF OFFICE, ELECTION. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by the Board of Directors except as the Board of Directors shall delegate the power to so manage to the Executive Committee or other committee. Directors need not be residents of the State of Texas or shareholders of the Corporation.

     Unless otherwise provided in the Amended and Restated Articles of Incorporation, the number of directors that shall constitute the Board of Directors, which shall not be less than three, shall be determined from time to time either (i) by resolution of the Board of Directors (provided that no decrease in the number of directors that would have the effect of shortening the term of an incumbent director may be made by the Board of Directors) or (ii) by the shareholders at an annual meeting or a special meeting called for that purpose. The current number of directors is hereby set at seven. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

     The directors shall be divided into three classes as nearly equal in number as possible and one class of directors shall be elected by plurality vote at each annual meeting of shareholders to hold office for a three-year term. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director."


APPOINTMENT OF DIRECTORS
------------------------

          RESOLVED that James Doyle is hereby appointed as a director of the Corporation to fill the vacancy created by the increase in the size of the Board of Directors, effective immediately. Mr. Doyle's term as a director shall expire in the year 2002.


AMENDMENT OF BYLAWS - MEETINGS OF THE BOARD OF DIRECTORS
--------------------------------------------------------

          RESOLVED that Article III, Section 4 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "MEETINGS; ORDER OF BUSINESS; ATTENDANCE OF COUNSEL. Regular or Special Meetings of the Board of Directors may be held within or outside the State of Texas. As the first item of business at each meeting of the Board of Directors, those directors participating in the meeting shall elect by majority vote a chairman for the meeting; upon his or her election, the chairman shall preside over the meeting of the Board of Directors and shall determine the order of business to be transacted at such meeting.

     Unless authorized by a majority vote of the directors, no persons other than directors shall be present at any meeting of the Board of Directors. On the request of any director during a regular or special meeting of the Board of Directors, those directors participating in the meeting may, by majority vote, authorize such requesting director to have personal counsel attend the meeting. The director so requesting the attendance of counsel may participate in voting to determine whether such attendance of counsel shall be authorized.

     Attendance of a director at any meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting in not lawfully called or convened."


AMENDMENT OF BYLAWS - SPECIAL MEETINGS
--------------------------------------

          RESOLVED that Article III, Section 6 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President or by any two directors. Notice of such special meeting may be given either (i) by the person or persons who have called the meeting or (ii) by the Secretary upon the request of the person or persons who have called the meeting, in each case on at least 24 hours personal, written, electronic mail, telegraphic, cable, wireless, or facsimile notice to each director. Such notice or any waiver thereof pursuant to Article VIII, Section 3 hereof need not state the purpose or purposes of such meeting."


AMENDMENT OF BYLAWS - CHAIRMAN OF THE BOARD
-------------------------------------------

          RESOLVED that Article V, Section 5 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "POWERS AND DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to that office by the Board of Directors."


AMENDMENT OF BYLAWS - NOTICE AND WAIVER OF NOTICE
-------------------------------------------------

          RESOLVED that Article VIII, Section 3 of the Second Amended and Restated Bylaws of the Corporation is deleted in its entirety and is replaced by the following:

     "NOTICE AND WAIVER OF NOTICE. Whenever any notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, except with respect to notices of meetings of shareholders (with respect to which the provisions of Article II, Section 6 apply) and except with respect to notices of special meetings of the Board of Directors (with respect to which the provisions of Article III, Section 6 apply), said notice shall be deemed to be sufficient if given (a) by telegraphic, cable, telecopy, facsimile, electronic mail, or wireless transmission or (b) by deposit of same in a post office box in a sealed prepaid wrapper addressed to the person entitled thereto at his or her address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing, as the case may be.

     Whenever notice is required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the notice required to be given by law, the Amended and Restated Articles of Incorporation or these bylaws, as the case may be."


ADOPTION OF BYLAW PROVISION - AMENDMENT OF BYLAWS
-------------------------------------------------

          RESOLVED that the Second Amended and Restated Bylaws of the Corporation shall be amended to include the following paragraph as a new Bylaw provision, to be numbered Article VIII, Section 7:

     "AMENDMENT OF BYLAWS. No provision of the Corporation's bylaws which has been adopted by the shareholders may be amended, modified or repealed, except by the vote of a majority of the shareholders. No bylaw provision which conflicts with or is contrary to a bylaw adopted by the shareholders may be adopted, except by the vote of a majority of the shareholders."

                            *        *        *

          IN WITNESS WHEREOF, this Majority Written Consent is hereby executed as of the date first written above.



                         /s/ William C. Fioretti
                         ------------------------------------------------
                         William C. Fioretti           (3,917,265 shares)


                         /s/ William C. Fioretti
                         ------------------------------------------------
                         Fioretti Family Partnership, (1,450,102 shares) by William C. Fioretti, its General Partner


                         /s/ Samuel L. Caster
                         ------------------------------------------------
                         Samuel L. Caster              (5,713,549 shares)


                         /s/ Donald W. Herndon
                         ------------------------------------------------
                         Donald W. Herndon               (375,485 shares)


                         /s/ H. Reginald McDaniel
                         ------------------------------------------------
                         H. Reginald McDaniel            (509,569 shares)


                         /s/ Dick R. Hankins, Jr.
                         ------------------------------------------------

                         /s/ Nancy L. Hankins
                         ------------------------------------------------
                         Dick R. Hankins, Jr. and Nancy L. Hankins
                         (jointly with right of survivorship)
                                                         (139,800 shares)


                         /s/ Ray Robbins
                         ------------------------------------------------
                         Ray Robbins                     (901,333 shares)


                         /s/ Charles E. Fioretti
                         ------------------------------------------------
                         Charles E. Fioretti           (5,357,549 shares)